Fees Summary	Sep. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,250.76
Total Transaction Valuation	8,169,557.22
Total Offset Amount	0.00
Net Fee	$ 1,250.76